Acquisitions and Divestitures - Acquisition of Sleep Country Canada Holdings Inc. (Details) - Oct. 01, 2024 - Sleep Country $ / shares in Units, $ in Millions, $ in Millions	USD ($) $ / shares	CAD ($)
Acquisitions and Divestitures
Purchase consideration	$ 880.6	$ 1,200.0
Cash consideration for acquisition of shares, per share	$ 35
Cash consideration	$ 562.7	759.9
New non-recourse borrowings	$ 317.9	$ 429.2